UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
CLEANSPARK, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLEANSPARK, INC.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 8, 2023
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CleanSpark, Inc. (the “Company,” “we” or “us”) will be held on March 8, 2023 at 11:00 a.m. Pacific Time. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2023. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:
(1)
To elect the following individuals to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal: Zachary K. Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas Wood, Roger Beynon, and Amanda Cavaleri;

(2)
To authorize and approve that our current Articles of Incorporation, as amended and restated to date (the “Current Articles”), be amended as set forth in Exhibit A attached hereto (the “Articles Amendment”), which is an amendment to increase the number of shares of Common Stock authorized for issuance under the Current Articles from 100,000,000 shares to 300,000,000 shares;

(3)
To approve an amendment to our 2017 Incentive Plan, as amended to date (the “Plan”), in the form attached hereto as Exhibit B, to (i) increase the number of shares authorized for issuance thereunder from 3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month;

(4)	To approve, on a non-binding advisory basis, named executive officer compensation; and
(5)	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023.
The close of business on January 13, 2023 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, (702) 941-8047.
Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the foregoing proposals.
Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our 2022 Annual Report on Form 10-K for the fiscal year ended September 30, 2022, both of which will be available online at www.proxyvote.com on or about January 23, 2023 and are available on our website at www.cleanspark.com/investor-relations/sec-filings/.
By Order of the Board of Directors

/s/ Zachary K. Bradford
Zachary K. Bradford Chief Executive Officer, President, and Director
Henderson, Nevada
January 23, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 8, 2023
The Notice of Annual Meeting of Stockholders, the Proxy Statement, and our 2022 Annual Report on Form 10-K are available on our website at www.cleanspark.com/investor-relations/sec-filings/. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.
I M P O R T A N T
You are cordially invited to attend the Meeting virtually. Whether or not you expect to attend the Meeting, please complete, date, sign, and return the proxy card as promptly as possible in order to ensure your representation at the Meeting. Please review the instructions on your voting options described in the enclosed proxy statement as well as in the notice of internet availability of proxy materials you received in the mail. Even if you have voted by proxy, you may still vote virtually if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that intermediary. A majority of the voting power of the Company’s outstanding shares of capital stock must be represented at the Meeting, either virtually or by proxy, to constitute a quorum.

CLEANSPARK, INC.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
(702) 941-8047
PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 8, 2023 at 11:00 a.m. Pacific Time
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we,” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2023 Annual Meeting”) of the Company, to be held on March 8, 2023 at 11:00 a.m. Pacific Time. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2023. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with their control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2023 a few minutes before the scheduled meeting time on March 8, 2023 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about January 23, 2023.
Only stockholders of record at the close of business on January 13, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 74,594,156 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 174 holders of record and the Preferred Stock was held by four holders of record. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.
Our Board has selected Zachary K. Bradford and Gary A. Vecchiarelli to serve as the holders of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Bradford and Mr. Vecchiarelli in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Bradford and Mr. Vecchiarelli will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
We pay the cost of soliciting the proxies. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Q.	When is the Meeting?
A.	March 8, 2023 at 11:00 a.m. Pacific Time.
Q.	Where will the Meeting be held?
A.
We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2023. We will again be holding a virtual-only meeting this year for a few reasons. First, we value innovation and we welcome the expanded access, improved communication, and cost savings for our stockholders and the Company afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with their control number. Finally, particularly given recent spikes in the number of cases of COVID-19 and other respiratory viruses, holding the Meeting virtually eliminates any potential health-related risks associated with attendance at the Meeting. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2023 a few minutes before the scheduled meeting time on March 8, 2023 to ensure you are logged in when the Meeting starts.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting website. If you encounter any difficulties accessing the Meeting, please call the technical support number that will be posted on the Meeting webpage.
Q.	Will there be a Q&A session during the Meeting?
As part of the Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the Meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last earnings release;
•	related to any pending, threatened, or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or Secretary in their reasonable judgment.
Q.	Why am I receiving these Proxy Materials?
A.
As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2023 Annual Meeting on or about January 23, 2023. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2023 Annual Meeting. You are invited to virtually attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone, or by mail.
Q.	Who is entitled to vote at the Meeting?
A.
Only stockholders who owned shares of our capital stock (Common Stock and/or Preferred Stock) at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting and at any postponements or adjournments thereof. At the close of business on the Record Date, 74,594,156 shares of the Company’s Common Stock were issued and outstanding and 1,750,000 shares of the Company’s Preferred Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 174 holders of record and the Preferred Stock was held by four holders of record. For information regarding the holders of record of our Preferred Stock, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters - Series A Preferred Stock.”

For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Preferred Stock held as of the Record Date, the holder is entitled to forty-five (45) votes on each proposal to be voted on. Notwithstanding the foregoing, the holders of Preferred Stock will vote together with the holders of Common Stock as a single class on each proposal to be voted on, except to the extent that voting as a separate class or series is required by law. As such, holders of Common Stock are entitled to a total of 74,594,156 votes and the holders of Preferred Stock are entitled to a total of 78,750,000 votes on each proposal.
Due to the fact that the Preferred Stock represents approximately 51.4% of the voting power of our outstanding shares of capital stock as of January 13, 2023, the holders of our Preferred Stock collectively have the ability to cause the election of each of the director nominees named in Proposal 1 and approve each of Proposals 2, 3, 4, and 5, in each case without the vote of the holders of any of our Common Stock.
Q.	How many shares must be present to conduct business?
A.
The presence at the Meeting, virtually or by proxy, of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q.	What will be voted on at the Meeting?
A.	The following chart sets forth the proposals scheduled for a vote at the 2023 Annual Meeting and the vote required for such proposals to be approved:
Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To elect the following individuals to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal: Zachary K. Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas Wood, Roger Beynon, and Amanda Cavaleri.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.
		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors

Proposal 2: To authorize and approve that our current Articles of Incorporation, as amended and restated to date (the “Current Articles”), be amended as set forth in Exhibit A attached hereto (the “Articles Amendment”), which is an amendment to increase the number of shares of Common Stock authorized for issuance under the Current Articles from 100,000,000 shares to 300,000,000 shares.

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares.

Abstentions and broker non-votes, if any, will have the same effect as votes “against” this proposal. We do not currently expect any broker non-votes on Proposal 2. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board, because broker discretionary voting is allowed for Proposal 2.
		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal 3: To approve an amendment to our 2017 Incentive Plan, as amended to date (the “Plan”), in the form attached hereto as Exhibit B, to (i) increase the number of shares authorized for issuance thereunder from

Approval requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes will not affect the
		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal	Votes Required	Voting Options	Board Recommendation
3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month.
outcome of the vote on this proposal.

Proposal 4: To approve, on a non-binding advisory basis, named executive officer compensation.
Approval requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.
		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal 5: To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023.
Approval requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 5. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board, because broker discretionary voting is allowed for Proposal 5.
		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Q.	What shares can I vote at the Meeting?
A.
You may vote all of your shares of capital stock (Common Stock and/or Preferred Stock) owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.
Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2023 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2023 Annual Meeting, we urge you to vote by Internet, by phone, or by mail to ensure your vote is counted. You may still attend the 2023 Annual Meeting and vote virtually if you have already voted by proxy.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2023 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2023 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2023 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.
Q.	How can I vote my shares without attending the Meeting?
A.
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy, by Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available in the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares?
A.
Stockholders who attend the virtual 2023 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/CLSK2023 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage-paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q.	How do I attend the virtual 2023 Annual Meeting?
A.
You may attend the 2023 Annual Meeting online, including to vote and/or submit questions during the Meeting, by logging in at www.virtualshareholdermeeting.com/CLSK2023. The 2023 Annual Meeting will begin at approximately 11:00 a.m. Pacific Time, with log-in beginning at 10:45 a.m. Pacific Time, on March 8, 2023.

Q.	How do I gain admission to the virtual 2023 Annual Meeting?
A.
You are entitled to participate in the virtual 2023 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on January 13, 2023, the Record Date. To attend online and participate in the 2023 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log in to www.virtualshareholdermeeting.com/CLSK2023. Beneficial owners who do not have a control number may gain access to the Meeting by logging in to their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2023 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 10:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1-844-986-0822.
Stockholders have multiple opportunities to submit questions to the Company for the 2023 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/CLSK2023. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.
Q.	How are my shares voted?
A.
If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving any specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q.	What is a “broker non-vote”?
A.
A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposal 2 and Proposal 5 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 2 and Proposal 5.
We believe that Proposal 1, Proposal 3, and Proposal 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.
With regard to Proposal 3, Proposal 4, and Proposal 5, broker non-votes will be excluded from the vote and will have no effect on the outcome of such proposals. With regard to Proposal 2, broker non-votes, if any, will have the same effect as votes “AGAINST” such proposal.
Only votes “FOR” will affect the outcome of the vote on Proposal 1. As such, broker non-votes will not affect the outcome of the vote on Proposal 1.
Q.	How are abstentions counted?
A.
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will have no effect on its outcome.
With regard to Proposal 3, Proposal 4, and Proposal 5, abstentions will have no effect on the outcome of such proposals.
With regard to Proposal 2, abstentions will have the same effect as votes “AGAINST” such proposal.
Q.	Are dissenters’ rights available with respect to any of the proposals?
A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
Q.	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?
A.
If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q.	Can I change my mind after I return my proxy?
A.
Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q.	Who is soliciting my vote and who is paying the costs?
A.
Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q.	Is there a list of stockholders entitled to vote at the Meeting?
The names of stockholders entitled to vote at the Meeting will be available at the Meeting, for two business days after the date of the notice of the Meeting, and continuing through the Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Pacific Time), at our principal executive offices at CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, by contacting our General Counsel. The list of these stockholders will also be available for examination by our stockholders during the Meeting on the Meeting webpage for stockholders that have accessed the Meeting as a stockholder.
Q.	How can I find out the results of the voting?
A.	We intend to announce preliminary voting results at the Meeting and publish the final results in a Current Report on Form 8-K within four business days following the Meeting.
Q.	Whom should I contact if I have questions?
A.
If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:

Investor Relations
CleanSpark, Inc.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
(702) 989-7693
Email: ir@cleanspark.com

PROPOSAL 1
ELECTION OF DIRECTORS
Nomination of Directors
The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:
(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills, and experience of nominees, including experience in technology, business, finance, Bitcoin, administration, and/or public service.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards, diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.
We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate. See “Stockholders’ Proposals” for further information on submitting written notices.
There are no arrangements or understandings between any of our directors, nominees for directors, or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
The Nominating Committee has recommended, and the Board has nominated, Zachary Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas Wood, Roger Beynon, and Amanda Cavaleri as nominees for election as members of our Board at the 2023 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2023 Annual Meeting, six directors will be elected to the Board.
Information Regarding Directors
Name	Age	Position
Zachary K. Bradford	36	Chief Executive Officer, President, and Director
S. Matthew Schultz	54	Executive Chairman and Chairman of the Board
Larry McNeill	81	Director
Dr. Thomas Wood	57	Director
Roger Beynon	76	Director
Amanda Cavaleri	34	Director
Zachary K. Bradford has served as the Company’s Chief Executive Officer and President since October 2019 and a Director since 2014. Previously, he served as Chief Financial Officer from 2014 through October 2019. In June 2013, he founded a public accounting and consulting firm in Henderson, Nevada, where he served as an active partner until 2019 and has since retained ownership and transitioned to being a non-active partner. He has also held various financial leadership roles in both private and public companies, including a public accounting firm and a regional retail chain. Mr. Bradford holds a bachelor’s degree in accounting and a master’s of accountancy from Southern Utah University. He is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants.
We believe that Mr. Bradford is qualified to serve on our Board of Directors because of his service as our Chief Executive Officer, as well as his experience and knowledge in public company reporting and accounting, Bitcoin infrastructure economics, including the ASIC Bitcoin miner and energy markets, and mergers and acquisitions.
S. Matthew Schultz has served as Chairman of the Board since October 2019 and served as a Director since March 2014. He served as the Company’s Chief Executive Officer from 2014 through October 2019 and has served as Executive Chairman since October 2020. Mr. Schultz has helped numerous startups secure financing and expedite growth since 1999, including during his role as president of Wexford Capital Ventures, Inc. While serving as the chairman of Pali Financial Group, Inc., he led market development for dozens of public corporations. He was a founding member and the vice president of the Utah Consumer Lending Association.
We believe that Mr. Schultz is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and finance, the energy sector, and market development.
Larry McNeill has served as a Director of the Company since January 2015. In September 2017, Mr. McNeill accepted the position of Chairman of the Board, which he held until October 2019. Since then, Mr. McNeill has continued as an independent Director and Chairman of the Compensation and Nominations and Corporate Governance Committees. Mr. McNeill’s diverse business background includes roles in real estate, finance, research, legal, management, and business strategies. He was Director of the Consumer, Sales, and Store Location research departments of Safeway Grocery Stores, Inc., where he was responsible for the expansion of Safeway in Europe, Australia, and Canada from 1970 to 1975. Prior to that, Mr. McNeill served as Director of Market Research for A&P, where he was responsible for the company’s expansion into Saudi Arabia. He was an executive officer of Smith’s Food and Drug Stores for 17 years, most recently as Senior Vice President of Corporate Development. Mr. McNeill retired from Smith’s Food and Drug Stores in 1996 after its merger with Fred Meyer was completed. Mr. McNeill has a bachelor’s degree in business administration, economics, and Russian language from Minnesota State University, a master’s degree in business administration from Armstrong University, and has completed course work towards his PhD in business management.
We believe that Mr. McNeill is qualified to serve on our Board of Directors because of his extensive experience and knowledge in business management and finance, including market research, real estate, strategic advisory services, and business law.
Dr. Thomas L. Wood has been a Director of the Company since October 2019. He has over 33 years of experience in planning and operations, policy development and implementation, construction management, defense acquisition, budgeting and programming, and large project management. Dr. Wood previously served in the U.S. Navy from 1985 to 2006, rising to the role of Deputy Operations for the Navy’s Pacific Engineering Command,

where he was responsible for executing nearly $1 billion annually in construction and services contracts for nine field offices. After leaving the Navy, Dr. Wood served as a Subject Matter Expert (SME) supporting the U.S. Pacific Command (USPACOM) Joint Interagency Coordination Group (JIACG) as a Senior Military Analyst and continued as a civil servant in senior roles thereafter. Dr. Wood holds a bachelor’s degree in civil engineering from Union College, a master’s degree in civil engineering from the University of Maryland, College Park, and a doctor of business administration degree from Argosy University, Honolulu. He is a licensed Professional Engineer.
We believe that Dr. Wood is qualified to serve on our Board of Directors because of his experience and knowledge in engineering, strategic planning, operations, and logistics, derived in part from his military background.
Roger P. Beynon has been a Director of the Company since October 2019. He is a Certified Public Accountant (CPA) and owner of Beynon & Associates, a public accounting firm that has been in operation for over 37 years. Mr. Beynon has provided accounting and tax services to businesses since 1984. Mr. Beynon is a CPA and Certified Fraud Examiner (CFE) and is a past president of the Utah Association of CPAs. He is also chairman of the board of directors of Transwest Credit Union. Mr. Beynon holds a bachelor’s degree in accounting with a minor in banking and finance from Weber State University.
We believe that Mr. Beynon is qualified to serve on our Board of Directors because of his experience and knowledge in leading a public company reporting and accounting firm, board management, and finance.
Amanda Cavaleri has been a Director of the Company since December 2022. Since 2021, she has been the Chief Executive Officer of a Wyoming-based company that is developing a Bitcoin mining site leveraging stranded energy. She has also been a partner at an alternative investment firm since 2021 and managing director of a Bitcoin advisory firm since 2019. Ms. Cavaleri was the Chief Marketing Officer and Vice President of Business Development of a privacy platform from 2018 to 2019. She was the managing director of an emerging tech advisory firm from 2013 to 2018. Ms. Cavaleri has consulted within the Bitcoin ecosystem for clients ranging from hedge and venture funds to financial services and mining. She is a former Innovation Fellow with AARP (2016-2017) and was a Thought Leader with Carnegie Mellon University & UPMC’s Quality of Life Technology Center in 2014. She received her master’s degree in technology commercialization from the University of Texas at Austin McCombs School of Business and a bachelor’s degree in business administration from Regis University. Ms. Cavaleri is Board Chair (2021 – present) of the Bitcoin Today Coalition, a nonprofit (c)(4) increasing Bitcoin literacy among America’s legislatures, regulators, and other policymakers. She co-authored Bitcoin and the American Dream: The New Monetary Technology Transcending our Political Divide (2021).
We believe that Ms. Cavaleri is qualified to serve on our Board of Directors because of her experience and knowledge in alternative investments and emerging technologies, the Bitcoin mining industry, and policy and regulatory arenas.
Vote Required and Recommendation of the Board
Directors are elected by a plurality of the votes cast at the Meeting. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.
Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

PROPOSAL 2
APPROVAL OF CERTIFICATE OF AMENDMENT TO THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION
Overview
This proposal requests our stockholders to authorize and approve that our current Articles of Incorporation, as amended and restated to date (the “Current Articles”), be amended as set forth in Exhibit A attached hereto (the “Articles Amendment”), which is an amendment to increase the number of shares of Common Stock authorized for issuance under the Current Articles from 100,000,000 shares to 300,000,000 shares.
Background
On January 9, 2023, the Board unanimously approved the Articles Amendment, which is an amendment to increase the number of shares of Common Stock authorized for issuance under the Current Articles to 300,000,000 shares of Common Stock, subject to approval by our stockholders, and directed that the proposal to authorize and approve the Articles Amendment be submitted to our stockholders for their approval at the 2023 Annual Meeting.
Reasons to Approve the Articles Amendment
Increase in Authorized Shares of Common Stock
The proposed increase in the number of shares of Common Stock authorized for issuance under the Articles Amendment is intended to allow the Company to maintain sufficient authorized shares to support the growth of the Company over the next several years through potential strategic transactions or otherwise, including the opportunities and challenges associated with Bitcoin’s halving, and for future financing needs (including with respect to our at-the-market offering program described below) and other general corporate purposes. In addition, we believe that the proposed increase in shares of Common Stock authorized for issuance, if the Articles Amendment is approved by stockholders, will allow us to respond to future business opportunities as they may arise over the next few years, without incurring the expense and delay of additional stockholders’ meetings, unless such approval is otherwise required by law.
On December 14, 2022, we entered into Amendment No. 1 to the At the Market Offering Agreement with H.C. Wainwright & Co., LLC (the “Agent”) dated June 3, 2021 (the “Original ATM Agreement,” and as amended by Amendment No. 1, the “ATM Agreement”). Under the ATM Agreement, we may, but have no obligation to, issue and sell up to the lesser number of shares (the “Shares”) of our Common Stock, that does not exceed (a) $500,000,000 of shares of Common Stock, exclusive of any amounts previously sold under the Original ATM Agreement, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion, or exchange of any of our outstanding securities or otherwise reserved from our authorized capital stock), or (c) if applicable, the maximum number or dollar amount of shares of Common Stock that can be sold without causing us or the offering of the Shares to fail to satisfy the eligibility and transaction requirements for use of Form S-3, including General Instruction I.B.6 of Registration Statement on Form S-3, from time to time through the Agent, or to them, as sales agent and/or principal, on the terms set forth therein. We will only be able to utilize the full $500,000,000 of availability under the ATM Agreement if our stockholders vote to approve this Proposal 2.
Pursuant to Proposal 3, we are also asking stockholders to approve an amendment to our 2017 Incentive Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 3,500,000 shares to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month. The approval of Proposal 2 may facilitate those increases.
In addition to issuances under the ATM Agreement and our 2017 Incentive Plan, such additional shares may be used by us for various purposes in the future without further stockholder approval. Other purposes may include, among other things:
•	the sale of shares to raise additional capital other than through the ATM Agreement;
•	the establishment of strategic relationships with other companies and suppliers; and
•	the acquisition of other businesses or products.

We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
The increase in the number of authorized shares of Common Stock, if this proposal is approved by our stockholders, will not have any immediate effect on the rights of existing stockholders. The par value of our Common Stock will remain unchanged at $0.001 per share, and the proposed increase in authorized shares of Common Stock will not change the number of shares of our Common Stock that are issued and outstanding. Accordingly, the proposed increase will have the effect only of creating additional authorized and unreserved shares of our Common Stock. Furthermore, it will not impact the number of shares of Preferred Stock authorized for issuance under our Current Articles, which will remain unaffected by the proposed amendment.
Summary of the Articles Amendment
The Articles Amendment will amend Section 4.1 of Article 4 of the Current Articles by increasing the aggregate number of shares of capital stock that we may issue to an aggregate of 310,000,000 shares, consisting of 300,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. See “Reasons to Approve the Articles Amendment” above.
Effective Time of the Articles Amendment
If our stockholders approve the Articles Amendment at the 2023 Annual Meeting, we expect to file the Articles Amendment with the office of the Nevada Secretary of State as soon as practicable following the 2023 Annual Meeting, and the Articles Amendment will become effective when so filed.
Vote Required and Recommendation of the Board
The affirmative (“FOR”) vote of the holders of a majority of the voting power of the outstanding shares of our capital stock (Common Stock and Preferred Stock, voting together as a single class) is required to approve this proposal.
Abstentions and broker non-votes, if any, will have the same effect as votes “against” this proposal. We do not currently expect any broker non-votes on Proposal 2. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board, because broker discretionary voting is allowed for Proposal 2.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR 2017 INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 3,500,000 SHARES OF COMMON STOCK TO 11,512,000 SHARES AND (II) ADD AN EVERGREEN PROVISION TO, ON APRIL 1ST AND OCTOBER 1ST OF EACH YEAR, AUTOMATICALLY INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN TO FIFTEEN PERCENT (15%) OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK, IN EACH CASE AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING MONTH
Overview
At the 2023 Annual Meeting, our stockholders will be asked to approve an amendment to our 2017 Incentive Plan, as amended to date (the “Plan”), in the form attached hereto as Exhibit B, to (i) increase the number of shares authorized for issuance thereunder from 3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month (the “Plan Amendment”).
Background of Proposed Amendment to the Plan
On June 19, 2017, our Board established the Plan. On July 16, 2020, our Board and stockholders approved an amendment to the Plan, which went into effect upon the Company’s execution of the first amendment to the Plan on October 7, 2020. The Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including stock options, restricted stock units, stock appreciation rights, and performance-based awards, among others. Effective September 17, 2021, following approval by our stockholders, the Plan was further amended to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 2,000,000 shares, resulting in an aggregate of 3,500,000 shares of Common Stock now being authorized for issuance under the Plan, and (ii) revise Section 19 of the Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and Section 17.2 of the Plan.
As of January 11, 2023, an aggregate of 3,500,000 shares of Common Stock were reserved for issuance under the Plan. As of January 11, 2023, approximately 1,536,856 shares of Common Stock were subject to outstanding awards under the Plan and 140,900 shares of Common Stock were available for future awards under the Plan. The Board believes that an increase in the number of authorized shares of Common Stock is necessary for the continued optimal use of the Plan.
On January 9, 2023, the Board unanimously approved the Plan Amendment, subject to stockholder approval of Proposal 3 at the Meeting, to (i) increase the number of shares authorized for issuance under the Plan from 3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month.
The Board has directed that the proposal to amend the Plan be submitted to the stockholders for their approval at the 2023 Annual Meeting.
As of January 11, 2023, an aggregate of 3,445,000 restricted stock units and an aggregate of 2,685,000 performance stock units have been issued to three officers of the Company and an aggregate of 355,552 restricted stock units have been issued to four non-employee directors of the Company, in each case conditioned upon stockholder approval of the Plan Amendment and ratification of such issuances by the Company’s stockholders, which approval must occur on or prior to March 15, 2023 or such equity awards shall be rendered null and void. Details regarding these issuances are presented below, under the section entitled “New Plan Benefits; Awards Granted Under the Plan.” Although we do not currently have any definitive arrangements or agreements, either written or oral, regarding the issuance of any additional awards pursuant to the Plan either prior or subsequent to the effectiveness of the Plan Amendment, we may issue additional awards under the Plan to certain individuals prior to obtaining stockholder approval of the Plan Amendment. In the event that we do issue additional awards under the Plan prior to the effectiveness of the Plan Amendment, all such issuances will also be conditioned upon stockholder approval of the Plan Amendment.

Reasons to Approve the Plan Amendment
Increase in Shares of Common Stock Authorized for Issuance Under the Plan
The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Board has concluded that our ability to attract, retain, and motivate top-quality talent is material to our success and would be enhanced by our continued ability to grant equity compensation under the Plan. Accordingly, the Board has determined that the number of shares available for issuance under the Plan should be increased so that we may continue our compensation structure and strategy.
If our stockholders do not approve the Plan Amendment at the 2023 Annual Meeting, the Plan Amendment will not become effective and the number of shares of Common Stock authorized for issuance under the Plan will remain at 3,500,000 shares. In addition, any equity awards granted under the Plan subject to stockholder approval of Proposal 3 will be rendered null and void, which will have an adverse effect on our ability to retain and motivate top-quality employees, directors, and management.
The principal provisions of the Plan, as amended to date, are summarized below. This summary is not a complete description of all of the Plan’s provisions and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.1 to the Annual Report, as amended by that certain First Amendment to CleanSpark, Inc. 2017 Equity Incentive Plan, attached as Exhibit 10.17 to the Annual Report, and that certain Second Amendment to CleanSpark, Inc. 2017 Equity Incentive Plan, attached as Exhibit 10.39 to the Annual Report. Capitalized terms included in this summary but not otherwise defined in this Proxy Statement shall have the same meaning ascribed to such terms as set forth in the Plan.
Description of the Plan
Purpose of the Plan
The purpose of the Plan is to (i) provide additional incentive for selected Eligible Persons to further the growth, development, and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company and (ii) enable the Company to secure and retain key personnel considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.
Form of Awards
Awards under the Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Stock, (iv) Stock Units, (v) Stock Awards, (vi) Stock Appreciation Rights, (vii) Performance Shares, and (viii) Performance Units.
Maximum Shares Available
The current maximum aggregate number of shares of Common Stock available for award under the Plan is 3,500,000, of which 1,536,856 shares of Common Stock were subject to outstanding awards previously issued under the Plan as of January 11, 2023, subject to adjustment as provided for in the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested or (b) any Stock Units are reacquired by the Company which were initially the subject of a Stock Award agreement, the Stock Units allocable to the unexercised or unvested portion of such Stock Award, or the Stock Unit so reacquired, shall again be available for grant or issuance under the Plan.
Administration of the Plan
The Plan shall be administered by the Board or its Compensation Committee. The Compensation Committee shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the SEC.
The Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to any Participants who are then subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain the authority to grant Awards to himself or herself or to any person then subject to Section 16 of the Exchange Act.
Eligibility to Participate in the Plan
An Award may be granted to any employee, officer, or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor, or independent contractor for bona fide services rendered to the Company or any Related Company provided that such services:
(a)	are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and
(b)	do not directly or indirectly promote or maintain a market for the Company’s securities.
Incentive Stock Options may be granted only to persons who are regular full-time employees of the Company or a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”); all other Stock Awards may be granted only to Eligible Persons.
Stock Options
Options may be granted under the Plan for the purchase of shares of Common Stock. The Committee may designate Options as either Incentive Stock Options or Nonqualified Stock Options. No grant of an Incentive Stock Option will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the stock option agreement or notice.
In general, the exercise price for shares purchased under an Option shall be at least one hundred percent (100%) of the Fair Market Value on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date.
To the extent an Option has vested and become exercisable, the Option may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options may be made (i) in cash, (ii) by check or wire transfer, (iii) by a “net exercise” arrangement, (iv) by delivery of shares of Common Stock, or (v) by any other form of legal consideration acceptable to the administrator of the Plan.
Stock Awards; Restricted Stock; Stock Units
The Committee may grant Stock Awards, Restricted Stock, and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions, and restrictions shall be set forth in the instrument evidencing the Award.
Upon the satisfaction of any terms, conditions, and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions, and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of the Plan:
(a)	the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and
(b)	Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.
Any fractional shares subject to such Awards shall be paid to the Participant in cash.
Performance Shares
The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such

Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to the terms of the Plan, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Awards. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to the terms of the Plan, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
Assignment and Transfer
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.
Modification of the Plan
The Board or the Committee may amend, suspend, or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation, or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board and not by the Committee. Subject to the terms of the Plan, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.
New Plan Benefits; Awards Granted Under the Plan
The benefits that will be awarded or paid under the Plan, if stockholder approval of Proposal 3 is obtained, cannot currently be determined. Awards granted under the Plan are within the Committee’s discretion, and the Committee has not determined future awards or who might receive them.
For illustrative purposes, the following table shows the number of awards made under the Plan that were granted subject to stockholder approval of Proposal 3 at the Meeting to each named executive officer, all current executive officers as a group, all current non-employee directors as a group, and all employees, including all current officers who are not executive officers, as a group:

New Plan Benefits
2017 Incentive Plan
	Equity Awards
Name	Number of Shares Subject to Equity Awards(1)	Dollar Value of Equity Awards ($)(2)
Zachary K. Bradford	3,100,000	$15,159,000
Gary A. Vecchiarelli	240,000	$831,300
S. Matthew Schultz	2,790,000	$13,643,100
Larry McNeill	88,888	$204,442
Dr. Thomas Wood	88,888	$204,442
Roger Beynon	88,888	$204,442
Amanda Cavaleri	88,888	$204,442
All Current Executive Officers as a Group	6,130,000	$30,451,168
All Current Non-Employee Directors as a Group	355,552	$817,770
All Employees Other Than Current Executives Officers, as a Group	—	$—
(1)
This column includes the number of shares underlying stock awards granted under the Plan in fiscal year 2022 that are subject to stockholder approval of Proposal 3 at the Meeting, which will have the effect of ratifying such grants.

(2)
This column represents the grant date fair value of the applicable awards granted under the Plan in fiscal year 2022 that are subject to stockholder approval of Proposal 3 at the Meeting, which will have the effect of ratifying such grants, calculated in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See “Executive Compensation and Other Information” for further information.

The following table provides further information regarding the awards set forth in the table above:
Issuances Under the Plan
Name and Position	No. Restricted Stock Units	No. Performance Stock Units
Zachary K. Bradford, Chief Executive Officer, President, and Director	1,750,000(1)	1,350,000(3)
Gary A. Vecchiarelli, Chief Financial Officer	120,000(1)	120,000(3)
S. Matthew Schultz, Executive Chairman and Chairman of the Board	1,575,000(1)	1,215,000(3)
Larry McNeill, Director	88,888(2)	—
Dr. Thomas Wood, Director	88,888(2)	—
Roger Beynon, Director	88,888(2)	—
Amanda Cavaleri, Director	88,888(2)	—
Total	3,800,552	2,685,000
(1)
Such restricted stock units were granted on September 12, 2022. Mr. Bradford and Mr. Schultz were granted 1,750,000 and 1,575,000 restricted stock units, respectively, 400,000 and 360,000 of which, respectively, vest once stockholder approval of this Proposal 3 is obtained. 450,000 and 405,000 restricted stock units, respectively, vest annually in equal installments over three years starting on September 12, 2023. Mr. Vecchiarelli was granted 120,000 restricted stock units which vest once stockholder approval of this Proposal 3 is obtained in equal installments over three years starting on September 12, 2023. As of the date of this Proxy Statement, such restricted stock units have not vested. In the event that stockholder approval of the Plan Amendment is not approved by our stockholders prior to March 15, 2023, such restricted stock units will be deemed null and void.

(2)
Such restricted stock units were granted on November 30, 2022 to each board member for their service on the Board for the fiscal year ending September 30, 2023 and such restricted stock units will vest in equal quarterly instalments on the last day of each fiscal quarter, subject to the board members’ continued services for each quarter. As of the date of this Proxy Statement, such restricted stock units have not vested. In the event that stockholder approval of the Plan Amendment is not approved by our stockholders prior to March 15, 2023, such restricted stock units will be deemed null and void.

(3)
Such performance stock units were granted on September 12, 2022. Subject to stockholder approval of Proposal 3, 1/7th of such performance stock units shall vest upon the later of the Company obtaining stockholder approval (the “Stockholder Approval”) to increase the shares available under the Company’s Plan (such date, the “Stockholder Approval Date”) and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, and each additional 1/14th of which shall vest each time the Company reaches an incremental 500 PH/s of total processing power (or, in each case, if later, the Stockholder Approval Date) (i.e., from 4.5 to 10.0 EH). As of the date of this Proxy Statement, the Company has reached 6.5 EH of total Bitcoin mining processing power, and as such 578,571, 520,714, and 51,429 of such performance stock units of Mr. Bradford, Mr. Schultz, and Mr. Vecchiarelli, respectively, will vest immediately in connection with stockholder approval of Proposal 3 at the Meeting. In the event that stockholder approval of Proposal 3 is not obtained prior to March 15, 2023, such performance stock units will be deemed null and void.

U.S. Federal Income Tax Treatment of Plan Awards
The following is a brief summary of the current federal income tax consequences that generally apply with respect to awards that may be granted under the Plan and is based upon laws, regulations, rules, and decisions now in effect, all of which are subject to change. The following summary is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the Plan. This summary does not describe any foreign, state, or local tax consequences, tax withholding requirements, or various other rules that could apply to a particular individual or to the Company and its subsidiaries under certain circumstances (references to the Company in this section include the applicable subsidiary, if any). This summary is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax implications may vary due to individual circumstances. Participants should consult their personal tax advisors about the tax consequences related to awards under the Plan. Tax consequences are not guaranteed.
Non-Qualified Stock Options. The grant of non-qualified stock options generally should have no federal income tax consequences to the Company or the option holder. Upon the exercise of a non-qualified stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income (subject to limitations under Section 162(m) of the Code). In the event of the disposition of the acquired shares of Common Stock, any additional gain or loss generally will be taxed to the option holder as either short-term or long-term capital gain or loss depending on how long the shares were held.
Incentive Stock Options. The grant and exercise of incentive stock options (“ISOs”) generally should have no federal income tax consequences to the Company. The grant and exercise of ISOs generally have no ordinary income tax consequences to the option holder. However, upon the exercise of an ISO, the option holder treats the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes, which may result in alternative minimum tax liability.
If the option holder retains the shares of Common Stock acquired upon the exercise of an incentive stock option for at least two years following the grant date of the option and one year following exercise of the option, the subsequent disposition of such shares will ordinarily result in long-term capital gains or losses to the option holder equal to the difference between the amount realized on disposition of the shares and the exercise price. The Company will not be entitled to any deduction in such case. If the holding period requirements described above are not met, the option holder will recognize ordinary income upon disposition of the Common Stock equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the sale price received on disposition of the shares) over the exercise price. The Company will be entitled to a corresponding tax deduction in the same amount (subject to limitations under Section 162(m) of the Code). Any additional gain or loss realized by the option holder on the disposition of the Common Stock will be taxed as short-term or long-term capital gain or loss, as applicable.
Stock Appreciation Rights. The grant of stock appreciation rights (“SARs”) generally has no federal income tax consequences to the Company or the recipient. Upon the exercise of SARs, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Common Stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income (subject to limitations under Section 162(m) of the Code).
Restricted Stock. The recipient of restricted stock normally will recognize ordinary income when the restrictions on the restricted stock lapse (i.e., at the time the restricted shares are no longer subject to a substantial risk of forfeiture or become transferable, whichever occurs first). However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock) and the Company generally will be entitled to a corresponding tax deduction (subject to limitations under Section 162(m) of the Code). If the recipient subsequently disposes of the shares of Common Stock, any additional gain or loss should be eligible for short-term or long-term capital gain or loss tax treatment depending on how long the shares were held after the ordinary income was recognized. If a recipient makes an “83(b) election” and then forfeits the shares of Common Stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

Stock Units. The grant of stock units generally should have no federal income tax consequences to the Company or the recipient. When the restricted stock units vest and become payable, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Common Stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income (subject to limitations under Section 162(m) of the Code).
Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the participant generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of Common Stock or other property received. In turn, the Company will have a corresponding tax deduction at the same time the participant recognizes the income, subject to the limitations set forth in Section 162(m) of the Code, if applicable.
Dividend Equivalent Rights. No taxable income should be recognized upon receipt of a dividend equivalent right award. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid on an unrestricted basis to the participant. The amount of that income will be equal to the fair market value of the cash, securities, or other property received. The Company will generally be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the participant of the dividend equivalent right award at the time the dividend or distribution is paid to such participant. That deduction will generally be taken for the taxable year in which such ordinary income is recognized.
Other Stock Awards. The federal income tax consequences of other stock awards will depend on the form of such awards.
Code Section 162(m). Code section 162(m) imposes an annual $1,000,000 limit on the tax deduction allowable by the Company for compensation paid in any one year to a “covered employee” of the Company. The Company may, however, continue to provide compensation over $1,000,000 to a covered employee on a non-deductible basis.
Code Sections 280G and 4999. Code Sections 280G and 4999 impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to Company officers (or other disqualified individuals) on account of a change in control. If total parachute payments from all sources – including but not limited to stock-based compensation plans – equal or exceed three times an officer’s (or other disqualified individual’s) base amount, meaning his or her five-year average taxable compensation, a portion of the parachute payments above one times the base amount will constitute an excess parachute payment. Because of Code Section 4999, the officer (or other disqualified individual) must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change-in-control payments. Moreover, because of Section 280G, the company paying the compensation is unable to deduct the excess parachute payment.
Benefits to which participants are entitled under the Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 if a change in control of the Company occurs. If this happens, the value of each participant’s parachute payment arising under the Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with the Company or a related entity, such as an employment agreement or a severance agreement.
Code Section 409A. Code Section 409A provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Code Section 409A also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Unless otherwise provided by the Compensation Committee, awards granted under the Plan generally are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code. The Company does not guarantee to any participant that the Plan or any award granted under the Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to, or obligation to indemnify or hold harmless, any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.
Vote Required and Recommendation of the Board
Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).
Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2017 INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 3,500,000 SHARES OF COMMON STOCK TO 11,512,000 SHARES AND (II) ADD AN EVERGREEN PROVISION TO, ON APRIL 1ST AND OCTOBER 1ST OF EACH YEAR, AUTOMATICALLY INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN TO FIFTEEN PERCENT (15%) OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK, IN EACH CASE AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING MONTH

PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers, Mr. Zachary K. Bradford, Mr. S. Matthew Schultz, and Mr. Gary A. Vecchiarelli. Accordingly, you may vote on the following resolution at the 2023 Annual Meeting:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent it can determine the cause or causes for such votes. The Board has determined that the Company will hold future advisory votes on executive compensation every two years, which frequency was approved by our stockholders at our 2021 Annual Meeting.
Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company’s executive compensation program.
Vote Required and Recommendation of the Board
Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes). Abstentions and broker non-votes will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THE ACCOMPANYING COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE

PROPOSAL 5

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm for the fiscal year ending September 30, 2023 and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2023 Annual Meeting. MaloneBailey has audited the Company’s financial statements since 2018. Representatives of MaloneBailey are expected to be present at the 2023 Annual Meeting. The representatives of MaloneBailey will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.
If our stockholders do not ratify this selection, the Board will reconsider its selection of MaloneBailey and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
Independent Registered Public Accounting Firm’s Fees
The following table summarizes the fees billed to us by MaloneBailey for the years ended September 30, 2022 and 2021. All fees described below were pre-approved by the Audit Committee:
Fee Category	2022	2021
Audit Fees(1)	$710,800	$924,871
Audit Related Fees	$20,500	—
Tax Fees	—	—
All Other Fees	—	—
	$731,300	$924,871
(1)	Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.
Pre-Approval Policies and Procedures
Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.
All fees that were incurred in fiscal years 2022 and 2021 were pre-approved by the Audit Committee and/or the full Board, as applicable.

Vote Required and Recommendation of the Board
Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).
Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 5. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board, because broker discretionary voting is allowed for Proposal 5.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF MALONEBAILEY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2023

BOARD MATTERS AND CORPORATE GOVERNANCE
Board and Stockholder Meetings and Attendance
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
Directors are elected at each annual meeting of our stockholders and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until prior death, resignation, or removal. During fiscal year 2022, there were ten Board meetings, including telephonic meetings. All of our directors attended 75% or more of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. Each of our directors attended the 2022 annual meeting of stockholders.
Board Composition and Election of Directors
Director Independence
Our Board size is currently set at six members. Our Board has determined that Larry McNeill, Roger Beynon, Amanda Cavaleri, and Dr. Thomas Wood are all independent directors in accordance with the listing requirements of Nasdaq. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Board Committees
On January 24, 2020, in connection with the listing of our Common Stock on Nasdaq, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee – each of which operates under a charter that has been approved by our Board. The following table provides information for the current membership for each of the committees of the Board:
Name	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Zachary K. Bradford	Chief Executive Officer, President, and Director
S. Matthew Schultz	Executive Chairman and Chairman of the Board
Larry McNeill	Director	*	C	C
Dr. Thomas Wood	Director	*	*	*
Roger Beynon	Director	C
Amanda Cavaleri	Director			*
C	Chair
*	Member

Audit Committee
The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:
•	the selection, compensation, retention, and oversight of the Company’s independent registered public accounting firm;
•	reviewing the Company’s independent registered public accounting firm’s continuing independence;
•	approving the fees and other compensation to be paid to the Company’s independent registered public accounting firm;
•	pre-approving all audit and non-audit related services provided by the Company’s independent registered public accounting firm;
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the results of the quarterly and annual financial statements;
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s selection, application, and disclosure of its critical accounting policies;
•
discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control; and

•	annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.
The Audit Committee consists of (i) Roger P. Beynon, who is the Chairman of the Audit Committee, (ii) Dr. Thomas L. Wood, and (iii) Larry McNeill. Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.
The Audit Committee operates pursuant to a written charter that is available on the Company’s website at www.cleanspark.com/investor-relations/corporate-governance/.
During fiscal year 2022, the Audit Committee held four meetings.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting pronouncements.
The Audit Committee reviewed with MaloneBailey LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with MaloneBailey LLP its independence from management and the Company, has received from MaloneBailey LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding MaloneBailey LLP’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with MaloneBailey LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. MaloneBailey LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with MaloneBailey LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2022. The Audit Committee and the Board also have recommended that the ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 be submitted as a proposal at the Meeting.
The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.
Respectfully submitted,

The Audit Committee of the Board of Directors Roger P. Beynon (Chairman) Dr. Thomas L. Wood Larry McNeill
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Committee
The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:
•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers;
•	evaluating the performance of these officers in light of those goals and objectives and setting the compensation of these officers based on such evaluations;
•	administering and interpreting the Company’s cash and equity-based compensation plans;
•	annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and
•	annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.
The Compensation Committee consists of (i) Larry McNeill, who is the Chairman of the Compensation Committee, and (ii) Dr. Thomas L. Wood. The Board has determined that Mr. McNeill and Dr. Wood are independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at www.cleanspark.com/investor-relations/corporate-governance/.
The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel, or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties.
During fiscal year 2022, the Compensation Committee held two meetings.
Nominations and Corporate Governance Committee
The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:
•	identifying, evaluating, and nominating candidates for appointment or election as members of the Board;
•	developing, recommending, and evaluating a set of corporate governance guidelines applicable to all of the Company’s employees, officers, and directors; and
•	annually reviewing and evaluating the composition and performance of the Nominating Committee, including the adequacy of the Nominating Committee’s charter.
The Nominating Committee consists of (i) Larry McNeill, who is the Chairman of the Nominating Committee, (ii) Dr. Thomas L. Wood, and (iii) Amanda Cavaleri. The Board has determined that Mr. McNeill, Dr. Wood, and Ms. Cavaleri are independent under the applicable rules and regulations of Nasdaq.
The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at www.cleanspark.com/investor-relations/corporate-governance/.
During fiscal year 2022, the Nominating Committee held one meeting.
Board Leadership Structure
The Board currently consists of six directors. The positions of Executive Chairman and Chief Executive Officer are currently separated. Our Board believes that separation of the positions of Executive Chairman and Chief Executive Officer creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. We believe that the current structure is appropriate at this time in that it enables Mr. Bradford to focus on his role as Chief Executive Officer of the Company, while enabling Mr. Schultz, Chairman of the Board, to continue to provide leadership on policy at the Board level. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time for the size and scope of operations of a company of our size. Although the roles of Chief Executive Officer and Executive Chairman are currently separated, the Board has not adopted a formal policy requiring such separation. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.
Board’s Role in Risk Management
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include focused discussions and analyses of the risks facing us. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures, and practices consistent with the Company’s charter and bylaws.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole.
Board Diversity
Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
•	Personal and professional integrity, ethics, and values;
•	Experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	Experience as a board member of another publicly held company;
•	Finance experience;
•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence, and specialized experience;
•	Experience relevant to our business industry and with relevant social policy concerns; and
•	Relevant academic expertise or other proficiency in an area of our business operations.
Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
In addition to gender and demographic diversity, we also recognize the value of other diverse attributes that directors may bring to our Board, including veterans of the U.S. military. We are proud to report that our current board has military veteran representation.
Board Diversity Matrix (As of December 21, 2022)
	Female	Male
Total Number of Directors	6
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
White	1	5
Directors who are Military Veterans: 1
Communications with our Board of Directors
Stockholders seeking to communicate with members of the Board should submit their written comments to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, employees, and consultants, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy is available on our website at www.cleanspark.com/investor-relations/corporate-governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074. We intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy also applies to all independent contractors or consultants who have access to material non-public information of the Company (each, a “Material IC”). The policy prohibits our directors, officers, employees, and Material ICs and any entities they control from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Corporate Governance
Our Code of Business Conduct and Ethics, Insider Trading Policy, Audit Committee Charter, Compensation Committee Charter, and Nominations and Corporate Governance Committee Charter are available, free of charge, on our website at www.cleanspark.com/investor-relations/corporate-governance/. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Environmental, Social, and Governance Executive Committee
During 2022, the Company reinforced its commitments to a strong Environmental, Social, and Governance (“ESG”) performance by creating an ESG committee. The ESG committee consists of members of an executive committee, consisting of members of the Company’s executive team, and a working group. The working group reports to and is accountable to the executive committee. The executive committee is accountable to CleanSpark’s Board of Directors. The ESG committee is responsible for five key functional areas as it pertains to CleanSpark’s ESG strategy: disclosure, operations, communication, compliance, and strategic leadership. The key areas of focus of the working group are environmental performance, talent attraction, retention and development, DEI, and climate-forward product development that supports a transition to a low-carbon economy. The ESG committee is involved in policy planning and the coordination of corporate-wide ESG efforts. We have established a set of key performance indicators, which help with tracking performance on the relevant ESG matters and assist in setting company-wide ESG targets and goals. We have also published an SASB (Sustainability Accounting Standards Board) aligned disclosure, which can be found on our ESG portal on our website. You will have an opportunity to read more about these efforts in our inaugural ESG report, which we expect to publish in Q1 of 2023.
Cybersecurity Committee
During 2022, the Company established a Cybersecurity Committee, which consists of members of the Company’s senior management team, with the purpose of meeting at least semi-annually and providing recommendations to executive management with respect to our information technology use and protection, including but not limited to data governance, privacy, compliance, and cybersecurity.
Family Relationships
There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

Director Compensation
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the year ended September 30, 2022.
DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Larry McNeill	$120,000	—	—	—	—	—	$120,000
Roger Beynon	$80,000	—	—	—	—	—	$80,000
Dr. Thomas Wood	$60,000	$60,048	—	—	—	—	$120,048
(1)
Includes $60,000 annual cash retainers for each Board Member. In addition, a cash retainer of $20,000 per year was approved by the Board for service on the Audit and Compensation committees. Dr. Wood elected to receive the equivalent of all of his annual cash retainer ($60,000) in common stock.

(2)	Represents the fair value of common stock computed in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation, or ASC 718.
(3)	As of September 30, 2022, options exercisable for 25,000 shares of Common Stock were outstanding for Mr. McNeill.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers
The following table sets forth the names, ages, and positions of our executive officers as of January 11, 2023. Please see Proposal 1 for additional information regarding our directors. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Name	Age	Position(s)
Zachary K. Bradford	36	Chief Executive Officer, President, and Director
S. Matthew Schultz	54	Executive Chairman and Chairman of the Board
Gary A. Vecchiarelli	45	Chief Financial Officer
Set forth below is a brief description of the background and business experience of our executive officers:
Zachary K. Bradford, Chief Executive Officer, President, and Director. A description of Mr. Bradford’s background and business experience is provided under “Proposal No. 1 Election of Directors.”
S. Matthew Schultz, Executive Chairman and Chairman of the Board. A description of Mr. Schultz’s background and business experience is provided under “Proposal No. 1 Election of Directors.”
Gary A. Vecchiarelli, Chief Financial Officer, brings more than 20 years of professional experience in various senior accounting and finance roles to the Company. From July 2019 to September 2021, Mr. Vecchiarelli served as Chief Financial Officer of Imatrex, Inc., a late-development stage high-tech medical device company focused on diagnosing heart disease and treating cancer. From January 2017 to February 2019, Mr. Vecchiarelli served as the Senior Vice President of Finance and Chief Accounting Officer of Golden Entertainment, Inc. (NASDAQ:GDEN), a large regional hospitality company, which operated 10 casino resort properties, 60 wholly owned taverns, and almost 1,000 third party route locations. Prior to that, from May 2012 to December 2016, Mr. Vecchiarelli served as Chief Financial Officer of Galaxy Gaming, Inc. (OTC:GLXZ), the world’s largest independent table game provider, developing, manufacturing, and distributing proprietary table games and electronic platforms to casinos worldwide. Mr. Vecchiarelli has held senior-level and executive roles with a variety of other companies, including Division Controller of Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI), a leading biotechnology company focused on acquiring, developing, and commercializing hematology and oncology drug products; as a Manager with BDO USA, LLP, where Mr. Vecchiarelli helped open and establish the Las Vegas audit practice; in several positions with McGladrey & Pullen, LLP, where Mr. Vecchiarelli was ultimately promoted to Supervisor, auditing middle market privately held clients; and in several positions with Crawford, Pimentel & Co., Inc., where Mr. Vecchiarelli was ultimately promoted to Senior Staff Accountant and was responsible for accounting, auditing, and tax planning and preparation for closely held and high net worth clients.
Mr. Vecchiarelli holds a bachelor’s degree in business administration with a concentration in accounting from California State University at San Jose. Mr. Vecchiarelli has been a licensed CPA since 2006 and has active licenses in the states of California and Nevada. In 2014, Mr. Vecchiarelli was named to the 2014 Class of Las Vegas’s “40 under 40” list of accomplished young professionals by VEGAS INC. magazine. Since 2014, Mr. Vecchiarelli has served on the board of directors for the Las Vegas Chapter of Financial Executives International and was President of the chapter from 2016-2017. Since 2018, Mr. Vecchiarelli has also been a member of the board of directors for Doral Academies of Las Vegas, one of the top charter school systems in the state of Nevada.

Overview
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended September 30, 2022, our “named executive officers” and their positions were as follows:
•	Zachary K. Bradford, Chief Executive Officer, President, and Director
•	S. Matthew Schultz, Executive Chairman and Chairman of the Board
•	Gary A. Vecchiarelli, Chief Financial Officer
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended September 30, 2022 and 2021. We refer to these individuals as our “named executive officers.”
SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Zachary K. Bradford CEO, President, and Director	2022	500,000	350,000	25,378,854	605,445	204,593	27,038,892
	2021	500,000	2,700,000	2,333,165	9,257,326	309,086	15,099,577
S. Matthew Schultz Executive Chairman	2022	350,000	329,000	21,814,888	484,356	170,721	23,148,965
	2021	350,000	2,210,000	1,864,926	7,429,135	279,626	12,133,686
Gary A. Vecchiarelli CFO	2022	263,826	145,300	1,707,000	—	—	2,116,126
	2021	—	—	—	—	—	—
(1)	Amounts shown represent the discretionary cash bonuses paid for exceeding performance expectations as approved by the Compensation Committee.
(2)
Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock units and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of stock options, in each case as computed in accordance with ASC Topic 718. The fair value of the stock awards includes the incremental fair value of the stock awards that were modified and are subject to approval of Proposal 3 by our stockholders at the Meeting. Pursuant to ASC Topic 718, the grant date of the awards subject to stockholder approval of Proposal 3 at the Meeting was determined to be the date the awards were approved by our Board of Directors because the stockholder approval of Proposal 3 is assured, given the voting power of the Series A Preferred Stock. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 13 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

a.	The deemed value of the 2022 Stock Awards for Mr. Bradford include the following:
i.
$8.2 million related to 450,000 market-based restricted stock awards granted on November 5, 2021. When initially granted, those awards were deemed to have a fair value of $6.0 million ($13.32 per share). On September 12, 2022, the Board modified the vesting terms of the award. As a result of the modification, the 450,000 RSUs vested and the original award was effectively cancelled and replaced with a new award. On the date of the modification and vesting, the 450,000 restricted stock awards were deemed to have a fair value of $2.2 million and the original award was effectively cancelled. Under the accounting rules in ASC 718, the Company is required to report the value of both awards, effectively resulting in the double counting of the awards, although the first award ($6.0 million) was effectively cancelled and the actual value deemed delivered to the holder under ASC 718 was only $2.2 million in RSUs ($4.89 per share).

ii.
$1.4 million related to 69,000 performance-based restricted stock awards granted on November 5, 2021, all of which were earned and recognized in fiscal 2022. The 69,000 restricted stock units were deemed under ASC 718 to have a fair value of $20.48 per RSU on the date of grant.

iii.
$0.6 million related to 30,000 time-based restricted stock awards granted on November 5, 2021, which vested evenly over the fiscal year ended September 30, 2022. The 30,000 restricted stock units were deemed under ASC 718 to have a fair value of $20.48 per RSU on the date of grant.

iv.
$6.6 million related to the full grant date value as determined under ASC 718 of 1,350,000 restricted stock awards granted on September 12, 2022. Such award will vest one-third on the following dates: September 30, 2023, 2024, 2025. These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

v.
$6.6 million is related to the full grant date value as determined under ASC 718 of 1,350,000 performance-based restricted stock awards granted on September 12, 2022. The vesting of these awards is dependent upon the Company achieving certain Bitcoin mining processing power (defined in EH/s). These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

vi.
$2.0 million related to 400,000 restricted stock awards granted on September 12, 2022. These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

b.	The deemed value of the 2022 Stock Awards for Mr. Schultz include the following:
i.
$6.6 million related to 360,000 market-based restricted stock awards granted on November 5, 2021. When initially granted, those awards were deemed to have a fair value of $4.8 million ($13.32 per share). On September 12, 2022, the Board modified the vesting terms of the award. As a result of the modification, the 360,000 RSUs vested and the original award was effectively cancelled and replaced with a new award. On the date of the modification and vesting the 360,000 restricted stock awards were deemed to have a fair value of $1.8 million and the original award was effectively cancelled. Under the accounting rules in ASC 718, the Company is required to report the value of both awards, effectively resulting in the double counting of the award, although the first award ($4.8 million) was effectively cancelled and the actual value deemed delivered to the holder under ASC 718 was only $1.8 million in RSUs ($4.89 per share).

ii.
$1.1 million is related to 55,000 performance-based restricted stock awards granted on November 5, 2021, all of which were earned and recognized in fiscal 2022. The 55,000 restricted stock units were deemed under ASC 718 to have a fair value of $20.48 per RSU on the date of grant.

iii.
$0.5 million related to 24,000 time-based restricted stock awards granted on November 5, 2021, which vested evenly over the fiscal year ended September 30, 2022. The 24,000 restricted stock units were deemed under ASC 718 to have a fair value of $20.48 per RSU on the date of grant.

iv.
$5.9 million related to the full grant date value as determined under ASC 718 of 1,215,000 restricted stock awards granted on September 12, 2022. Such award will vest one-third on the following dates: September 30, 2023, 2024, 2025. These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

v.
$5.9 million related to the full grant date value as determined under ASC 718 for 1,215,000 performance-based restricted stock awards granted on September 12, 2022. The vesting of these awards is dependent upon the Company achieving certain Bitcoin mining processing power (defined in EH/s). These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted fiscal 2022.

vi.
$1.8 million related to 360,000 restricted stock awards granted on September 12, 2022. These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

c.	The deemed value of the 2022 Stock Awards for Mr. Vecchiarelli include the following:
i.
$0.8 million related to 60,000 market-based restricted stock awards issued on December 15, 2021, which did not have an expiration date and were valued assuming a 5-year term. These market-based awards were deemed to have a fair value of $0.3 million on the date of the modification (see 2.c.iii).

ii.	$0.1 million related to 10,000 restricted stock awards granted on December 15, 2021, which vest over a 1-year period and had a value of $0.05 million on the date of the modification (see 2.c.iii).
iii.
$0.4 million related to 120,000 restricted stock awards granted on September 12, 2022 with a 3-year vesting period. This award and the award described in 2.c.iv replace the awards described in 2.c.i and 2.c.ii and represent the incremental fair value. These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

iv.
$0.4 million related to the full grant date value as determined under ASC 718 for 120,000 performance-based restricted stock awards granted on September 12, 2022. The vesting of these awards is dependent upon the Company achieving certain Bitcoin mining processing power (defined in EH/s). These restricted stock awards are subject to stockholder approval of Proposal 3 at the Meeting but were deemed granted in fiscal 2022.

d.	The deemed value of the 2021 Stock Awards for Mr. Bradford include the following:
i.
$0.2 million related to 30,000 time-based restricted stock awards granted on October 26, 2020, which vested evenly over the fiscal year ended September 30, 2021. The 30,000 restricted stock units were deemed under ASC 718 to have a fair value of $8.07 per RSU on the date of grant.

ii.
$0.6 million related to 69,000 performance-based restricted awards vesting upon achievement of certain corporate milestones in fiscal 2021. Incentives were earned as follows: 30% of incentive compensation was earned upon the achievement of individual performance metrics, 50% was earned upon achievement of revenue metrics, and 30% was achieved upon other corporate performance metrics. Mr. Bradford achieved all of the performance metrics set by the Compensation Committee in fiscal 2021. The 69,000 restricted stock units were deemed under ASC 718 to have a fair value of $8.07 per RSU on the date of grant.

iii.
$0.9 million related to a one-time equity compensation bonus of 50,000 restricted stock awards granted on April 16, 2021, which vested immediately. The 50,000 restricted stock units were deemed under ASC 718 to have a fair value of $18.94 per RSU on the date of the grant.

iv.	$0.6 million related to the grant of 75,000 restricted stock awards deemed under ASC 718 to have a fair value of $7.83 per RSU on the date of the grant.

e.	The deemed value of the 2021 Stock Awards for Mr. Schultz include the following:
i.
$0.2 million related to 24,000 time-based restricted stock awards granted on October 26, 2020, which vested evenly over the fiscal year ended September 30, 2021. The 24,000 restricted stock units were deemed under ASC 718 to have a fair value of $8.07 per RSU on the date of grant.

ii.
$0.4 million related to 55,000 performance-based restricted awards vesting upon achievement of certain corporate milestones in fiscal 2021. Incentives were earned as follows: 30% of incentive compensation was earned upon the achievement of individual performance metrics, 50% was earned upon achievement of revenue metrics, and 30% was achieved upon other corporate performance metrics. Mr. Bradford achieved all of the performance metrics set by the Compensation Committee in fiscal 2021. The 55,000 restricted stock units were deemed under ASC 718 to have a fair value of $8.07 per RSU on the date of grant.

iii.
$0.8 million related to a one-time equity compensation bonus of 40,000 restricted stock awards granted on April 16, 2021, which vested immediately. The 40,000 restricted stock units were deemed under ASC 718 to have a fair value of $18.94 per RSU on the date of the grant.

iv.	$0.5 million related to the grant of 60,000 restricted stock awards deemed under ASC 718 to have a fair value of $7.83 per RSU on the date of the grant.
(3)
Amounts shown represent the grant date fair value of stock options granted pursuant to the executives’ respective employment agreements, which vested upon achievement of pre-established performance metrics set by the Compensation Committee over the 12-month period, and a one-time discretionary award of options for exceeding performance expectations as approved by the Compensation Committee. Amounts included assume the maximum level of performance.

a.
The 2022 Stock Option Awards for Mr. Bradford include the grant of performance-based stock options exercisable for 30,000 shares of common stock granted on November 5, 2021, all of which were earned and recognized in fiscal 2022. The stock options exercisable for 30,000 shares of common stock were deemed to have a fair value of $20.48 per option on the date of grant under ASC 718.

b.
The 2022 Stock Option Awards for Mr. Schultz include the grant of performance-based stock options exercisable for 24,000 shares of common stock granted on November 5, 2021, all of which were earned and recognized in fiscal 2022. The stock options exercisable for 24,000 shares of common stock were deemed to have a fair value of $20.48 per option on the date of grant under ASC 718.

c.	The deemed value of the 2021 Stock Option Awards for Mr. Bradford include:
i.
$8.9 million related to the grant of time-based stock options exercisable for 500,000 shares of common stock granted on April 16, 2021, which vest over a period of three years. The stock options exercisable for 500,000 shares of common stock have an exercise price of $23.00 and were deemed to have a fair value of $17.72 per option on the date of grant under ASC 718.

ii.
$0.2 million related to the grant of performance-based stock options exercisable for 30,000 shares of common stock granted on October 26, 2020. The stock options exercisable for 30,000 shares of common stock have an exercise price of $9.00 and were deemed to have a fair value of $5.08 per option on the date of grant under ASC 718.

iii.
$0.1 million related to the grant of performance-based stock options exercisable for 25,000 shares of common stock granted on October 26, 2020. The stock options exercisable for 25,000 shares of common stock have an exercise price of $9.00 and were deemed under ASC 718 to have a fair value of $5.08 per option on the date of grant.

d.	The deemed value of the 2021 Stock Option Awards for Mr. Schultz include:
i.
$7.1 million related to the grant of time-based stock options exercisable for 400,000 shares of common stock granted on April 16, 2021, which vest over a period of three years. The stock options exercisable for 400,000 shares of common stock have an exercise price of $23.00 and were deemed to have a fair value of $17.72 per option on the date of grant under ASC 718.

ii.
$0.1 million related to the grant of performance-based stock options exercisable for 24,000 shares of common stock granted on October 26, 2020. The stock options exercisable for 24,000 shares of common stock have an exercise price of $9.00 and were deemed to have a fair value of $5.08 per option on the date of grant under ASC 718.

iii.
$0.1 million related to the grant of 20,000 performance-based stock options exercisable for 20,000 shares of common stock granted on October 26, 2020. The stock options exercisable for 20,000 shares of common stock have an exercise price of $9.00 and were deemed to have a fair value of $5.08 per option on the date of grant under ASC 718.

(4)
Amounts shown include compensation paid in Bitcoin in accordance with the executives’ respective employment agreements and certain taxes paid by the Company on behalf of the executives in accordance with the executives’ employments agreements. The value included in the table represents the Bitcoin price on the date of the issuance of the Bitcoin.

Narrative Disclosure to the Summary Compensation Table
Zachary K. Bradford – Chief Executive Officer, President, and Director
On October 26, 2020, the Company entered into an employment agreement whereby Mr. Bradford accepted the position of Chief Executive Officer. Under this agreement, Mr. Bradford was compensated by a base salary of $500,000 per year, a discretionary cash bonus (the percentage of which is determined by the Compensation Committee but will be no less than 50% of base salary) which was $350,000 in fiscal 2022, and a combination of restricted stock units and stock options that is at least 50% in value to his annual base compensation, for fiscal 2022 this consisted of performance-based awards of 69,000 restricted stock units and options exercisable for 30,000 shares of common stock, respectively. Incentives were earned upon the achievement of performance metrics. Mr. Bradford achieved all of the performance metrics set by the Compensation Committee in fiscal 2022. On April 16, 2021, Mr. Bradford’s employment agreement was amended to add additional compensation, retroactive to April 1, 2021, which consisted of the payment of 0.6 Bitcoin per month of employment, or 7.2 Bitcoin per year. The amendment also provided for, in addition to the incentive compensation that Mr. Bradford was entitled to under his employment agreement, for the fiscal year ended September 30, 2021: (i) an additional cash bonus in the amount of $100,000 based on the Company achieving certain annual gross revenues plus realized gains/losses, (ii) an additional cash bonus of $250,000 and the grant of an aggregate of 150,000 restricted stock units based on certain Company market capitalization targets, which was not earned in fiscal 2021, and (iii) an additional cash bonus of $500,000 and the grant of an aggregate of 300,000 restricted stock units based on certain additional Company market capitalization targets, which was not earned in fiscal 2021.
Amended agreement, effective October 1, 2022
On September 13, 2022, Mr. Bradford’s employment agreement was amended to provide the following compensation to Mr. Bradford:
(i)	A $600,000 annual base salary, effective October 1, 2022;
(ii)	A bonus opportunity equal to 100% of base salary, effective October 1, 2022;
(iii)
The grant of 1,350,000 performance stock units, 1/7th of which will vest upon the later of the Company obtaining stockholder approval to increase the shares available under the Company’s Plan (see Proposal 3) (such date, the “Stockholder Approval Date”) and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, each additional 1/14th of which will vest each time the Company reaches every incremental 500 PH/s of total processing power (or, in each case, if later, the Stockholder Approval Date) (i.e., from 4.5 to 10.0 EH);

(iv)
1,350,000 restricted stock units, such restricted stock units vesting on each anniversary of the grant date, such that the restricted stock units will fully vest on the third anniversary of the grant date, provided the stockholder approval of Proposal 3 at the Meeting is obtained; and

(v)	Effective October 1, 2022, the payment of 1.2 Bitcoin per month.
(a.)
In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment will automatically terminate, and the Company will have no obligation to pay Mr. Bradford any additional Bitcoin.

See the Summary Compensation Table for the actual cash paid and the fair value of equity awards granted to Mr. Bradford in the fiscal year ended September 30, 2022.
S. Matthew Schultz – Executive Chairman and Chairman of the Board
On October 26, 2020, the Company entered into an employment agreement whereby Mr. Schultz accepted the position of Executive Chairman. Under this agreement, Mr. Schultz was compensated by a base salary of $350,000 per year, a discretionary cash bonus (the percentage of which is determined by the Compensation Committee but will be no less than 50% of base salary), and a combination of restricted stock units and stock options that is at least 50% in value to his annual base compensation, for fiscal 2022 this consisted of performance-based awards of 55,000 restricted stock units and options exercisable for 24,000 shares of common stock, respectively. Incentives were earned upon the achievement of performance metrics. Mr. Schultz achieved all of the performance metrics set by the Compensation Committee in fiscal 2022. On April 16, 2021, Mr. Schultz’s employment agreement was amended to add additional compensation, retroactive to April 1, 2021, which consisted of the payment of 0.5 Bitcoin per month of employment, or 6.0 Bitcoin per year. The amendment also provided for, in addition to the incentive compensation that Mr. Schultz was entitled to under his employment agreement, for the fiscal year ended September 30, 2021: (i) an additional cash bonus in the amount of $80,000 based on the Company achieving certain annual gross revenues plus realized gains/losses, (ii) an additional cash bonus of $200,000 and the grant of an aggregate of 100,000 restricted stock units based on certain Company market capitalization targets, which was not earned in fiscal 2021, and (iii) an additional cash bonus of $400,000 and the grant of an aggregate of 200,000 restricted stock units based on certain additional Company market capitalization targets, which was not earned in fiscal 2021. On April 16, 2021, the Compensation Committee also approved a one-time discretionary cash bonus of $1,880,000 and a one-time equity compensation bonus, which consisted of 40,000 restricted stock units and options exercisable for 400,000 shares of common stock with a strike price of $23.00 for exceeding performance expectations.
Amended agreement, effective October 1, 2022
On September 13, 2022, Mr. Schultz’s employment agreement was amended to provide the following compensation to Mr. Schultz:
(i)	A $540,000 annual base salary, effective October 1, 2022;
(ii)	A bonus opportunity equal to 100% of base salary, effective October 1, 2022;
(iii)
The grant of 1,215,000 performance stock units, 1/7th of which will vest upon the later of the Stockholder Approval Date and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, each additional 1/14th of which will vest each time the Company reaches every incremental 500 PH/s of total processing power (or, in each case, if later, the Stockholder Approval Date) (i.e., from 4.5 to 10.0 EH);

(iv)
1,215,000 restricted stock units, such restricted stock units vesting on each anniversary of the grant date, such that the restricted stock units will fully vest on the third anniversary of the grant date, provided the stockholder approval of Proposal 3 at the Meeting has been obtained; and

(v)	Effective October 1, 2022, the payment of 1.08 Bitcoin per month.
a.
In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment will automatically terminate, and the Company will have no obligation to pay Mr. Schultz any additional Bitcoin.

See the Summary Compensation Table for the actual cash paid and the fair value of equity awards granted to Mr. Schultz in the fiscal year ended September 30, 2022.
Gary A. Vecchiarelli – Chief Financial Officer
Effective December 15, 2021, the Company entered into an employment agreement with Mr. Vecchiarelli whereby Mr. Vecchiarelli accepted the position of Chief Financial Officer. Under this agreement, Mr. Vecchiarelli was compensated by (i) a base salary of $350,000, (ii) a cash signing bonus of $40,000, which signing bonus is subject to repayment in full in the event that Mr. Vecchiarelli resigns within two years of employment, (iii) an annual discretionary cash bonus based on annual gross margin of the Company and other benchmarks that may be identified at the discretion of the Company’s Chief Executive Officer and ratified by the Compensation Committee, which is equivalent to no less than 30% of base salary, (iv) at least 10,000 restricted stock units to be issued annually, which shall vest in full on the first anniversary of such issuance, and (v) additional restricted stock units as incentive compensation. Mr. Vecchiarelli achieved all of the performance metrics set by the Compensation Committee in fiscal 2022.

Amended agreement, effective October 1, 2022
On September 13, 2022, Mr. Vecchiarelli’s employment agreement was amended to provide the following compensation to Mr. Vecchiarelli:
(i)	A $400,000 annual base salary, effective October 1, 2022;
(ii)
The grant of 120,000 performance stock units, 1/7th of which will vest upon the later of the Stockholder Approval Date and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, each additional 1/14th of which will vest each time the Company reaches every incremental 500 PH/s of total processing power (or, in each case, if later, the Stockholder Approval Date) (i.e., from 4.5 to 10.0 EH);

(iii)
120,000 restricted stock units, such restricted stock units vesting on each anniversary of the grant date, such that the restricted stock units will fully vest on the third anniversary of the grant date, provided the stockholder approval of Proposal 3 at the Meeting has been obtained; and

a.	All equity awards granted to Mr. Vecchiarelli under his original employment agreement were modified and replaced with the awards described in (ii) and (iii).
(iv)	Effective October 1, 2022, the payment of 0.167 Bitcoin per month.
a.
In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment shall automatically terminate, and the Company shall have no obligation to pay Mr. Vecchiarelli any additional Bitcoin.

See the Summary Compensation Table for the actual cash paid and the fair value of equity awards granted to Mr. Vecchiarelli in the fiscal year ended September 30, 2022.
Potential Payments Upon Termination
Named Executive Officer Severance Terms
The severance terms for Messrs. Bradford, Schultz, and Vecchiarelli are reflected in their respective employment contracts.
As of the end of fiscal year 2022, in the event the Company terminated the employment of Messrs. Bradford or Schultz prior to the expiration of such officer’s employment contract term without “cause,” (i) the Company will pay the accrued and unpaid portion of such officer’s base salary and any bonuses earned for services provided through such officer’s termination date (the “Compensation Payment”); (ii) the Company will pay any reimbursement for business travel and other expenses to which such officer is entitled (the “Reimbursement”); (iii) any unvested portion of any options, stock, or other securities of the Company or any of its affiliates granted to such officer which are subject to vesting (“Unvested Securities”) will immediately be issued (in the case of the stock grants) and become exercisable (in the case of the stock options, warrants, or other convertible securities), regardless of the vesting or termination provisions of such Unvested Securities; (iv) subject to the signing by such officer of a general release of all claims against the Company in a form and manner satisfactory to the Company, and after the expiration of any revocation rights under that general release, and subject to such officer’s compliance with post-termination obligations and any restrictive covenants upon termination by the Company without cause, the Company will provide such officer with severance equal to six (6) months of such officer’s base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of such officer’s base salary and other employment benefits thereafter; and (v) subject to the same terms as the severance, the Company will pay such officer an amount equal to 100% of the bonus paid to such officer during the prior six (6) months. As of January 13, 2023, Messrs. Bradford and Schultz would be entitled to twelve (12) months of severance.
If Mr. Vecchiarelli is terminated without “cause,” (i) the Company will pay the Compensation Payment; (ii) the Company will pay the Reimbursement; (iii) any Unvested Securities will immediately be issued and become exercisable or convertible; (iv) subject to the signing by Mr. Vecchiarelli of a general release of all claims against the Company in a form and manner satisfactory to the Company, and after the expiration of any revocation rights under that general release, and subject to the Mr. Vecchiarelli’s compliance with post-termination obligations and any restrictive covenants upon termination by the Company without cause, the Company will provide Mr. Vecchiarelli with severance equal to six (6) months of Mr. Vecchiarelli’s base salary and other employment benefits plus two (2) months of base salary for every full year of employment with the Company; and (v) subject to the same terms as the severance, the Company will pay Mr. Vecchiarelli an amount equal to 100% of the cash bonus paid to Mr. Vecchiarelli during the prior twelve (12) months. As of January 13, 2023, Mr. Vecchiarelli would be entitled to eight (8) months of severance.
If Messrs. Bradford, Schultz, or Vecchiarelli’s employment terminates for “cause,” they will receive such officer’s applicable (i) Compensation Payment and (ii) Reimbursement. Additionally, for Messrs. Bradford and Schultz only, subject to the signing by such officer of a general release of all claims against the Company in a form and manner satisfactory to the Company, and after the expiration of any revocation rights under that general release, and subject to such officer’s compliance with post-termination obligations and any restrictive covenants, upon termination for cause, the Company will provide such officer with severance equal to three (3) months of such officer’s base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of such officer’s base salary and other employment benefits thereafter. As of January 13, 2023, Messrs. Bradford and Schultz would be entitled to six (6) months of severance.
In the event of a resignation, the applicable officer will receive (i) the Compensation Payment and (2) the Reimbursement.
In the event of termination upon disability, the applicable officer will receive (i) the Compensation Payment, (ii) the Reimbursement, and (iii) the Unvested Securities.
In the event of termination upon death, the applicable officer’s estate will receive (i) the Compensation Payment, (ii) the Reimbursement, and (iii) the Unvested Securities.
“Cause” means (i) the officer’s material breach of his employment agreement and such breach is not cured by the officer within thirty (30) days after written notice from the Company; (ii) the officer’s failure to perform his material duties and obligations under his employment agreement (other than during any period of disability) and such failure is not cured by the officer within thirty (30) days after written notice from the Company; (iii) the officer’s material malfeasance or material misconduct in connection with the performance of his duties under the employment agreement; (iv) the officer’s conviction of, or pleading guilty or nolo contendere to, a felony or the equivalent thereof, any other crime having as its predicate element fraud, dishonesty, misappropriation, moral turpitude, violence or theft; or (v) committing an act of moral turpitude, whether criminal or not, which would tend to undermine the reputation of the Company.
Potential Payments Upon a Change in Control
Award agreements under the Plan provide that any Unvested Securities held by Messrs. Bradford, Schultz, or Vecchiarelli shall immediately be issued and become exercisable or convertible in the event of such officer’s termination upon (a) a sale of substantially all of the capital stock or assets of the Company, (b) the sale of more than 50% of the Company’s stock in one transaction, or (c) a change of at least 60% of the Board within a 30-day period.
Outstanding Equity Awards at Fiscal Year-End
On June 19, 2017, our Board of Directors adopted the 2017 Incentive Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with us, to provide additional incentive to employees, directors, and consultants, and to promote our success.
The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary K. Bradford	6,752	—	—	$9.00	10/25/2023	—	—	—	—
	30,000	—	—	$9.00	10/26/2023	—	—	—	—
	236,111	263,889(1)	—	$23.00	4/15/2026	—	—	—	—
	30,000	—	—	$20.48	11/4/2031	—	—	—	—
						2,500	7,950	—
						400,000(3)	1,956,000
						1,350,000(4)	6,601,500
						1,350,000(5)	6,601,500
S. Matthew Schultz	15,000	—	—	$5.60	12/19/2022	—	—	—	—
	188,888	211,112(2)	—	$23.00	4/15/2026	—	—	—	—
	15,000	—	—	$9.00	10/25/2023	—	—	—	—
	24,000	—	—	$9.00	10/25/2023	—	—	—	—
	24,000	—	—	$20.48	11/4/2031	—	—	—	—
						2,000	6,360	—	—
						360,000(3)	1,760,400	—	—
						1,215,000(4)	5,941,350	—	—
						1,215,000(5)	5,941,350	—	—
Gary A. Vecchiarelli						120,000(4)	415,650	—	—
						120,000(5)	415,650	—	—
(1)	Options exercisable for 500,000 shares of Common Stock granted on April 16, 2021, which vest in 36 equal monthly installments.
(2)	Options exercisable for 400,000 shares of Common Stock granted on April 16, 2021, which vest in 36 equal monthly installments.
(3)	Restricted stock awards that are immediately vested as of the grant date of September 12, 2022, but subject to stockholder approval of Proposal 3.
(4)	Restricted stock awards that are subject to a 3-year vesting period beginning with the grant date of September 12, 2022, but subject to stockholder approval of Proposal 3.
(5)	Restricted stock awards that are subject to a performance-based vesting beginning with the grant date of September 12, 2022, but subject to stockholder approval of Proposal 3.
2017 Equity Incentive Plan
On June 19, 2017, our Board of Directors established the Company’s 2017 Incentive Plan (as amended, the “Plan”). A total of 3,500,000 shares are authorized for issuance under the Plan. As of September 30, 2022, there were 140,900 shares available for issuance under the Plan.
The Plan allows the Company to grant incentive stock options, non-qualified stock options, restricted stock, stock units, stock awards, stock appreciation rights, performance shares, and performance units. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, independent agents, consultants, and attorneys who the Company’s Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board of Directors at the time of the grant. The Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the Plan.
As of September 30, 2022, the number of securities issued under the Plan was:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Price of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,497,486	$ 19.11	89,889
Equity compensation plans not approved by security holders	5,370,000(2)	$—	(5,370,000)
Total	6,867,486	$ 19.11	(5,280,111)
(1)	This table does not otherwise reflect the increase in shares under the Plan that is subject to approval of the stockholders pursuant to Proposal 3.
(2)	Represents the shares underlying awards that are subject to stockholder approval of Proposal 3 at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Common Stock
The following table sets forth, as of January 13, 2023, the number and percentage of the 74,594,156 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of our outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed beneficially owned includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after January 13, 2023. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after January 13, 2023 are deemed outstanding for that person or group but not for any other person or group. The shares deemed beneficially owned or outstanding do not include any of the shares underlying awards that are subject to approval of Proposal 3 at the Meeting.
Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074.
Name of Beneficial Owner	Number of Shares of Par Value $0.001 Common Stock Beneficially Owned	Percentage of Class
Directors and named executive officers
S. Matthew Schultz	1,352,397(1)	1.79%
Zachary K. Bradford	1,318,719(2)	1.74%
Gary A. Vecchiarelli	27,157(3)	0.04%
Larry McNeill	148,226(4)	0.20%
Dr. Thomas L. Wood	78,087(5)	0.10%
Roger P. Beynon	10,976(6)	0.01%
Amanda Cavaleri	—(7)	—%

All Executive Officers and Directors as a Group (7 persons)	2,935,562(8)	3.88%
(1)
Includes 480,000 shares of common stock held in the S M Schultz IRRV TR for which Mr. Schultz is the beneficial owner, 633,000 shares of common stock held directly by him, 40,996 shares of common stock held by his spouse, and vested and exercisable options to purchase 334,530 shares of common stock. Excludes 360,000 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.

(2)
Includes 253,116 shares of common stock held directly by him, 323,864 shares of common stock held in ZRB Holdings Inc. for which Mr. Bradford is the beneficial owner, 12,000 shares of common stock held in BlueChip Advisors LLC for which Mr. Bradford shares beneficial ownership, 35,500 vested but not settled restricted stock units, and vested and exercisable options to purchase 211,821 shares of common stock. Excludes 400,000 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.

(3)	Includes 27,157 shares of common stock owned directly by him.
(4)
Includes 76,590 shares of common stock held directly by him and 71,636 shares of common stock held in his Roth IRA. Excludes 22,222 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.

(5)
Includes 32,891 shares of common stock held directly by him and 45,196 shares of common stock held by his spouse. Excludes 22,222 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.

(6)	Includes 10,976 shares of common stock held directly by him. Excludes 22,222 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.
(7)	Excludes 22,222 shares underlying awards that will vest upon stockholder approval of Proposal 3 at the Meeting.
(8)	Includes, for the officers and directors, as a group, an aggregate 2,308,810 shares of common stock and vested and exercisable options to purchase 626,752 shares of common stock.

Series A Preferred Stock
The following table sets forth, as of January 11, 2023, the number and percentage of the 1,750,000 shares of outstanding Series A Preferred Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of our outstanding shares of Series A Preferred Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074.
Name of Beneficial Owner		Number of Shares of Par Value $0.001 Series A Preferred Stock Beneficially Owned	Percentage of Class
5% stockholders
Celtic, LLC(1)		250,000	14.29%
Celtic, LLC Ownership
S. Matthew Schultz	(33.33%)
Zachary K. Bradford	(33.33%)
Larry McNeill	(33.33%)
Directors and named executive officers
S. Matthew Schultz(1)		500,000	28.57%
Zachary K. Bradford(1)		500,000	28.57%
Larry McNeill(1)		500,000	28.57%
All Executive Officers and Directors as a Group		1,500,000	85.71%
(1)
Messrs. Schultz, Bradford, and McNeill each own 500,000 shares of Series A Preferred Stock held in their own names. Messrs. Schultz, Bradford, and McNeill each own a 1/3 membership interest in Celtic, LLC, which directly owns an aggregate of 250,000 shares of Series A Preferred Stock. None of Messrs. Schultz, Bradford, or McNeill have unilateral control over the power to vote or dispose of the 250,000 shares of Series A Preferred Stock held by Celtic, LLC and as such the shares of Series A Preferred Stock held by each of them excludes the shares held by Celtic, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
We describe below the transactions and series of similar transactions, since October 1, 2020, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements with directors and executive officers, which are described where required under the section above titled “Summary Compensation Table.”

Zachary K. Bradford – Chief Executive Officer, President, and Director
During the fiscal years ended September 30, 2022 and 2021, the Company paid Blue Chip Accounting, LLC (“Blue Chip”) $47,075 and $183,075, respectively, for accounting, tax, administrative services, and reimbursement for office supplies. Blue Chip is 50% beneficially owned by Mr. Bradford. None of the services were associated with work performed by Mr. Bradford. The services consisted of preparing and filing tax returns, bookkeeping, accounting, and administrative support assistance. During the fiscal years ended September 30, 2022 and 2021, $4,575 and $18,300, respectively, was paid to Blue Chip for rent. The sublease and engagement for accounting services was terminated on December 31, 2021.
Policies and Procedures Regarding Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.
Interests of Certain Persons in Matters to be Acted Upon
Other than the election of directors and any future receipt of awards under our Plan (if Proposals 2 and 3 are approved by our stockholders at the Meeting), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2023 Annual Meeting as described in this Proxy Statement.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended September 30, 2022 and written representations that no other reports were required, one Form 4 for Mr. Schultz with respect to an award of 1,215,000 restricted stock units, the vesting of 360,000 performance stock units, and the withholding of 136,129 performance stock units, one Form 4 for Mr. Bradford with respect to an award of 1,750,000 restricted stock units, the vesting of 450,000 performance stock units, and the withholding of 154,731 performance stock units, and one Form 4 for Mr. Amer Tadayon with respect to the exercise of an option to acquire 2,000 shares of common stock were inadvertently filed late during the year ended September 31, 2022.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2024 Annual Meeting of stockholders, they must have been received by us no later than September 25, 2023 (120 days prior to January 23, 2024, the one year anniversary of the 2023 proxy mailing). Such proposals should be directed to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. The officer presiding at the Meeting may exclude matters that are not properly presented in accordance with these requirements.
Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than November 9, 2023 (120 days prior to March 8, 2024, the one year anniversary of the 2023 Annual Meeting), nor later than December 9, 2023 (90 days prior to March 8, 2024). The notice must contain the information required by our Bylaws. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.
In 2021, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. The Bylaws were approved by our stockholders on September 15, 2021. These provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than August 26, 2023 (150 days prior to January 23, 2024, the one year anniversary of the date the Company first distributed its proxy statement to stockholders for the preceding year’s annual meeting), nor later than September 25, 2023 (120 days prior to January 23, 2024). The notice must contain the information required by our Bylaws.
Under our Bylaws, notice by stockholders who intend to nominate directors at the 2024 Annual Meeting of stockholders (other than through proxy access as described above) must be received no earlier than the close of business on November 9, 2023 and no later than the close of business on December 9, 2023. Notice of director nominations must be submitted by a stockholder of record and must set forth the information required by our Bylaws.
Any notice of director nomination submitted other than through proxy access must include the additional information required by Rule 14a-19(b) under the Exchange Act.
A copy of our Bylaws is available on our website at www.cleanspark.com/investor-relations/corporate-governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary.
OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the 2023 Annual Meeting. However, should any other matters properly come before the 2023 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.
MISCELLANEOUS
The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet, or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers householding proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (702) 941-8047.
AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
The 2022 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our 2022 Annual Report to Stockholders are available on our website at www.cleanspark.com/investor-relations/sec-filings/. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC and this Proxy Statement will be provided to stockholders without charge upon written request directed to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. The Company’s copying costs will be charged if exhibits to the 2022 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.
January 23, 2023	By Order of the Board of Directors

/s/ Zachary K. Bradford
Zachary K. Bradford, Chief Executive Officer, President, and Director

Exhibit A
TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION
Section 4.1 of the articles of incorporation is hereby amended to read in its entirety as follows:
Section 4.1 Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Three Hundred Ten million (310,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Three Hundred million (300,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 4.3 of this Article 4.

Exhibit B
THIRD AMENDMENT
TO
CLEANSPARK, INC.
2017 INCENTIVE PLAN

Dated as of [•], 2023
WHEREAS, the Board of Directors and stockholders of CleanSpark, Inc. (the “Company”) have adopted the CleanSpark, Inc. 2017 Equity Incentive Plan, as amended by that First Amendment to the CleanSpark, Inc. 2017 Equity Incentive Plan, dated July 16, 2020, and that Second Amendment to the CleanSpark, Inc. 2017 Incentive Plan, dated September 17, 2021 (as amended, the “Plan”);
WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan;
WHEREAS, Section 17.1 of the Plan permits the Company to amend the Plan from time to time, subject only to certain limitations specified therein;
WHEREAS, pursuant to Section 4.1 of the Plan, a total of 3,500,000 shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;
WHEREAS, the Board believes it to be in the best interest of the Company to increase the number of shares issuable under the Plan to 11,512,000 shares, including shares previously issued thereunder;
WHEREAS, the Board also believes it to be in the best interest of the Company to increase the number of shares available under the Plan on a semi-annual basis to fifteen percent (15%) of the Company’s then outstanding shares without further required amendment or approval;
NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended and modified, effective as of [•], 2023, as follows:
1. Subsection 4.1 of the Plan (“Authorized Number of Shares”) is hereby amended and restated in its entirety as follows:
“4.1 Authorized Number of Shares. Subject to adjustment from time to time pursuant to the following provisions regarding an Evergreen Increase (as defined in this subsection 4.1) and as provided in subsection 15.1, a maximum of 11,512,000 shares of Common Stock shall be available for issuance under the Plan. Shares of Common Stock issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. The maximum number of shares of Common Stock available for issuance under the Plan shall increase on April 1st and October 1st of each calendar year (each, an “Evergreen Date”) to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the month immediately preceding the applicable Evergreen Date (an “Evergreen Increase”).”
2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.
[Signature page follows]

IN WITNESS WHEREOF, the Company has executed this Third Amendment to the 2017 Incentive Plan as of [•], 2023.
CLEANSPARK, INC.
By:
Name:	Zachary K. Bradford
Its:	Chief Executive Officer and President

CleanSpark

CLEANSPARK, INC.
2370 CORPORATE CIRCLE, SUITE 160
HENDERSON, NV 89074

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM EST on March 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CLSK2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM EST on March 7, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D95430-P84385

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEANSPARK, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Zachary K. Bradford
02) S. Matthew Schultz
03) Larry McNeill
04) Dr. Thomas Wood
05) Roger Beynon
06) Amanda Cavaleri

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CleanSpark

2023 Annual Meeting of Stockholders
11:00 AM PST
March 8, 2023

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D95431-P84385

CLEANSPARK, INC.
Annual Meeting of Stockholders
March 8, 2023 11:00 AM PST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Zachary Bradford and Gary Vecchiarelli, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred stock, as applicable, of CLEANSPARK, INC., a Nevada corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CLSK2023 at 11:00 AM PST on March 8, 2023, and any adjournment or postponement thereof. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given in respect of said meeting are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please vote, sign, date, and return this proxy card promptly using the enclosed envelope or vote through the telephone or by internet.

Continued and to be signed on reverse side